Exhibit 21

SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of December 31, 2010, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

NAME	WHERE INCORPORATED
337609 B.C. Ltd.	Canada
685 TA LLC	Delaware
A S Ruffel (Mozambique) Limitada	Mozambique
A. H. Robins (Philippines) Company, Inc.	Philippines
A. H. Robins International Company	Nevada
A.S. Ruffel (Private) Limited	Zimbabwe
AC Acquisition Holding Company	Delaware
Agouron Pharmaceuticals, Inc.	California
AHP Finance Ireland Limited	Ireland
AHP FSC (Barbados) Ltd.	Barbados
AHP Holdings B.V.	Netherlands
AHP Holdings Pty. Limited	Australia
AHP Manufacturing B.V.	Netherlands
AHP Services Japan Co., Ltd.	Japan
Alginate Industries (Ireland) Ltd.	Ireland
American Food Industries, Inc.	Delaware
American Home Products Holdings (U.K.) Limited	United Kingdom
Andean Services S.A.	Colombia
Argatroban Royalty Sub LLC	Delaware
Arthur Webster (New Zealand) Pty. Limited	Australia
Arthur Webster Pty. Limited	Australia
Ayerst-Wyeth Pharmaceuticals LLC	Delaware
Berdan Insurance Company	Vermont
BINESA 2002, S.L.	Spain
Biocor Animal Health Inc.	Delaware
Bioren, Inc.	Delaware
BioRexis Pharmaceutical Corporation	Delaware
Blue Whale Re Ltd.	Vermont
C.E. Commercial Holdings C.V.	Netherlands
C.E. Commercial Investments C.V.	Netherlands
C.P. Pharma Gyógyszerkereskedelmi Korlátolt Felelõsségû Társaság	Hungary
C.P. Pharmaceuticals International C.V.	Netherlands
Capsugel (Thailand) Co. Ltd.	Thailand
Capsugel Belgium BVBA	Belgium
Capsugel de Mexico, S. de R.L. de C.V.	Mexico
Capsugel France	France
Capsugel Healthcare Limited	India
Capsugel Japan Inc. (KK)	Japan
Capsugel Ploermel	France
Carlerba—Produtos Químicos e Farmacêuticos, Lda.	Portugal
Catapult Genetics (Australia) Pty Ltd	Australia

NAME	WHERE INCORPORATED
Catapult Genetics Pty Ltd	Australia
Catapult Systems Limited	United Kingdom
Charlie Papa Operations, LLC	New Jersey
CICL Corporation	Delaware
COC I Corporation	Delaware
Coley Pharmaceutical GmbH	Germany
Coley Pharmaceutical Group, Inc.	Delaware
Compania Farmaceutica Upjohn, S.A.	Guatemala
Consumer Health Products (Minority Interests) Company	United Kingdom
Continental Farmaceutica, S.L.	Spain
Continental Pharma, Inc.	Delaware
CovX Research LLC	Delaware
Covx Technologies Ireland Limited	Ireland
Cyanamid Agriculture Limited	United Kingdom
Cyanamid de Argentina S.A.	Delaware
Cyanamid de Colombia, S.A.	Delaware
Cyanamid de Mexico, S. de R.L. de C.V.	Mexico
Cyanamid Inter-American Corporation	Delaware
Cyanamid International Sales Corporation	Virgin Islands
Cyanamid of Great Britain Limited	United Kingdom
Davis Medica, Sociedad Limitada, Sociedad Unipersonal	Spain
Dimminaco AG	Switzerland
Distribuidora Mercantil Centro Americana, S.A	Delaware
Embrex Bio-Tech Trade (Shanghai) Co., Ltd.	People’s Republic of China
Embrex De Mexico S. de R.L. de C.V.	Mexico
Embrex Europe Limited	United Kingdom
Embrex Poultry Health, LLC	North Carolina
Embrex, Inc.	North Carolina
Encysive (UK) Limited	United Kingdom
Encysive Canada Inc.	Canada
Encysive Pharmaceuticals Inc.	Delaware
Encysive, L.P.	Delaware
EP-ET, LLC	Delaware
Esperion LUV Development, Inc.	Delaware
Farminova Produtos Farmaceuticos de Inovacao, Lda.	Portugal
Farmitalia Carlo Erba Limited	United Kingdom
Farmogene Productos Farmaceuticos Lda	Portugal
FoldRx Pharmaceuticals Limited	United Kingdom
FoldRx Pharmaceuticals, Inc.	Delaware
Fort Dodge (Hong Kong) Limited	Hong Kong
Fort Dodge (Solv) Limited	United Kingdom
Fort Dodge Animal Health (Pty) Ltd.	South Africa
Fort Dodge Animal Health Limited	United Kingdom
Fort Dodge Animal Health Philippines, Inc.	Philippines
Fort Dodge Animal Health, S. DE R.L. DE C.V.	Mexico
Fort Dodge Asia Exports, Inc.	Delaware
Fort Dodge Australia Pty. Limited	Australia
Fort Dodge de Venezuela, C.A.	Venezuela
Fort Dodge Dominicana, S.A.	Dominican Republic

NAME	WHERE INCORPORATED
Fort Dodge Laboratories Inc.	Iowa
Fort Dodge Laboratories Ireland Limited	Ireland
Fort Dodge Manufatura Ltda.	Brazil
Fort Dodge Saude Animal Ltda.	Brazil
Fort Dodge U.K. Limited	United Kingdom
Fort Dodge Veterinaria, S.A.	Spain
G. D. Searle & Co. Limited	United Kingdom
G. D. Searle International Capital LLC	Delaware
G. D. Searle LLC	Delaware
G. D. Searle South Africa (Pty) Ltd.	South Africa
Genetics Institute of Europe B.V.	Netherlands
Genetics Institute, LLC	Delaware
GI Europe, Inc.	Delaware
GI Japan, Inc.	Delaware
Gödecke GmbH	Germany
Greenstone LLC	Delaware
Haptogen Limited	Scotland
ImmunoPharmaceutics, Inc.	California
Industrial Santa Agape, S.A.	Guatemala
Instituto Pasteur de Lisboa Virginio Leitao Vieira dos Santos & Filhos S.A.	Portugal
International Affiliated Corporation LLC	Delaware
Invicta Farma, S.A.	Spain
John Wyeth & Brother Limited	United Kingdom
Jouveinal Holland B.V.	Netherlands
Kenfarma, S.A.	Spain
Kiinteistö oy Espoon Pellavaniementie 14	Finland
Kommanditbolaget Hus Gron	Sweden
Korea Pharma Holding Company Limited	Hong Kong
Laboratoires Pfizer SA	Morocco
Laboratorios Ayerst-Hormona S.A.	Colombia
Laboratorios Parke Davis, S.L.	Spain
Laboratorios Pfizer Ltda.	Brazil
Laboratórios Pfizer, Lda.	Portugal
Laboratorios Wyeth Inc.	Delaware
Laboratorios Wyeth S.A.	Peru
Laboratorios Wyeth S.A.	Venezuela
Lederle S.L.	Spain
Lothian Developments V SPRL	Belgium
LW Investments Limited	Bermuda
MDP Holdings, Inc.	Delaware
MED Urological, Inc.	Minnesota
Meridica Limited	United Kingdom
MPP Trustee Limited	United Kingdom
MTG Divestitures LLC	Delaware
Nefox Farma, S.A.	Spain
Neusentis Limited	United Kingdom
Nostrum Farma, S.A.	Spain
O.C.T. (Thailand) Ltd.	Thailand
Orfi-Farma S.L.	Spain

NAME	WHERE INCORPORATED
Paris Montrouge II (Nederland) B.V.	Netherlands
Parke Davis & Co. Limited	Isle of Jersey
Parke Davis International Limited	Bahamas
Parke Davis Productos Farmaceuticos Lda	Portugal
Parke Davis Pty Limited	Australia
Parke, Davis & Company LLC	Michigan
Parke-Davis Manufacturing Corp.	Delaware
Parke-Davis, Inc.	Philippines
P-D Co., Inc.	Delaware
Peak Enterprises LLC	Delaware
PF Asia Manufacturing Coöperatief U.A.	Netherlands
PF Prism US LLC	Delaware
Pfizer (China) Research and Development Co. Ltd.	People’s Republic of China
Pfizer (Malaysia) Sdn Bhd	Malaysia
Pfizer (Perth) Pty Limited	Australia
Pfizer (S.A.S.)	France
Pfizer (Thailand) Limited	Thailand
Pfizer (Wuhan) Research and Development Co. Ltd.	People’s Republic of China
Pfizer AB	Sweden
Pfizer Africa & Middle East for Pharmaceuticals, Animal Health & Chemicals S.A.E.	Egypt
Pfizer Afrique de L’Ouest	Senegal
Pfizer AG	Switzerland
Pfizer Animal Health B.V.	Netherlands
Pfizer Animal Health India Limited	India
Pfizer Animal Health Korea Ltd.	Korea
Pfizer Animal Health MA EEIG	United Kingdom
Pfizer Animal Health SA	Belgium
Pfizer ApS	Denmark
Pfizer AS	Norway
Pfizer Asia Contract Operations Pte. Ltd.	Singapore
Pfizer Asia Holdings B.V.	Netherlands
Pfizer Asia Manufacturing Pte. Ltd.	Singapore
Pfizer Asia Pacific Pte Ltd.	Singapore
Pfizer Atlantic Holdings S.a.r.l.	Luxembourg
Pfizer Australia Holdings Pty Limited	Australia
Pfizer Australia Investments B.V.	Netherlands
Pfizer Australia Investments Pty. Ltd.	Australia
Pfizer Australia Pty Limited	Australia
Pfizer B.V.	Netherlands
Pfizer BH D.o.o.	Bosnia and Herzegovina
Pfizer Biologics Ireland Holdings Limited	Ireland
Pfizer Biotech Corporation	Taiwan
Pfizer Biotechnology Ireland	Ireland
Pfizer Bolivia S.A.	Bolivia
Pfizer Canada Inc.	Canada
Pfizer Caribe Limited	Guernsey
Pfizer CentreSource Asia Pacific Pte. Ltd.	Singapore
Pfizer CH B.V.	Netherlands

NAME	WHERE INCORPORATED
Pfizer Chile S.A.	Chile
Pfizer Cia. Ltda.	Ecuador
Pfizer Commercial Holdings Coöperatief U.A.	Netherlands
Pfizer Consumer Healthcare GmbH	Germany
Pfizer Consumer Healthcare Ltd.	United Kingdom
Pfizer Continental Holdings SARL	Luxembourg
Pfizer Continental Services LLC	Delaware
Pfizer Convention III LLC	Delaware
Pfizer Convention IV LLC	Delaware
Pfizer Co-Promotions Limited	Isle of Jersey
Pfizer Cork Limited	Ireland
Pfizer Corporation	Panama
Pfizer Corporation Austria Gesellschaft m.b.H.	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Croatia d.o.o.	Croatia
Pfizer Deutschland GmbH	Germany
Pfizer Distribution Company	Ireland
Pfizer Domestic Ventures Limited	Isle of Jersey
Pfizer Dominicana, S.A.	Dominican Republic
Pfizer Eastern Investments B.V.	Netherlands
Pfizer Egypt S.A.E.	Egypt
Pfizer Enterprises Inc.	Delaware
Pfizer Enterprises SARL	Luxembourg
Pfizer ESP Pty Ltd	Australia
Pfizer Europe Holdings SARL	Luxembourg
Pfizer Europe MA EEIG	United Kingdom
Pfizer Europe Services LLC	Delaware
Pfizer European Service Center BVBA	Belgium
Pfizer Export AB	Sweden
Pfizer Export Company	Ireland
Pfizer Finance GmbH & Co. KG	Germany
Pfizer Finance Holding S.r.l.	Italy
Pfizer Finance Italy S.r.l.	Italy
Pfizer Finance Share Service (Dalian) Co., Ltd.	People’s Republic of China
Pfizer Finance Verwaltungs GmbH	Germany
Pfizer Financial Services N.V./S.A.	Belgium
Pfizer France Investment Holdings	France
Pfizer Free Zone Panama, S.A.	Panama
Pfizer Global Holdings B.V.	Netherlands
Pfizer Global Investments SARL	Luxembourg
Pfizer Global Supply	Ireland
Pfizer Global Trading	Ireland
Pfizer GmbH	Germany
Pfizer Group Limited	United Kingdom
Pfizer Gulf FZ-LLC	United Arab Emirates
Pfizer H.C.P. Corporation	New York
Pfizer Health AB	Sweden
Pfizer Health Solutions Inc.	Delaware
Pfizer Healthcare Consultant (Shanghai) Co., Ltd	People’s Republic of China

NAME	WHERE INCORPORATED
Pfizer Healthcare Ireland	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer HK Service Company Limited	Hong Kong
Pfizer Holding France (S.C.A.)	France
Pfizer Holding Italy S.p.A.	Italy
Pfizer Holding Ventures	Ireland
Pfizer Holdings Bermuda Ltd.	Bermuda
Pfizer Holdings Europe	Ireland
Pfizer Holdings International Luxembourg (PHIL) Sarl	Luxembourg
Pfizer Holdings K.K.	Japan
Pfizer Holdings Luxembourg SARL	Luxembourg
Pfizer Holdings Mexico, S. de R.L. de C.V.	Mexico
Pfizer Holdings Netherlands B.V.	Netherlands
Pfizer Holdings Turkey Limited	Isle of Jersey
Pfizer Hungary Asset Management LLC	Hungary
Pfizer Ilaclari Limited Sirketi	Turkey
Pfizer International Bank Europe	Ireland
Pfizer International Corporation	Panama
Pfizer International Holdings	Ireland
Pfizer International Investments Ltd.	Bermuda
Pfizer International LLC	New York
Pfizer International Luxembourg SA	Luxembourg
Pfizer International Operations (S. A. S.)	France
Pfizer International Sweden	Sweden
Pfizer International Trading (Shanghai) Limited	People’s Republic of China
Pfizer Investment Capital	Ireland
Pfizer Investment Co. Ltd.	People’s Republic of China
Pfizer Investment Holdings S.a.r.l.	Luxembourg
Pfizer Investments Netherlands B.V.	Netherlands
Pfizer Ireland Investments Limited	Ireland
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Ventures	Ireland
Pfizer Italia S.r.l.	Italy
Pfizer Japan Inc.	Japan
Pfizer Jersey Capital Limited	Isle of Jersey
Pfizer Jersey Company Limited	Isle of Jersey
Pfizer Jersey Finance Limited	Isle of Jersey
Pfizer Laboratories (Pty) Limited	South Africa
Pfizer Laboratories Limited	Kenya
Pfizer Limitada	Angola
Pfizer Limited	India
Pfizer Limited	Taiwan
Pfizer Limited	Tanzania
Pfizer Limited	Thailand
Pfizer Limited	Uganda
Pfizer Limited	United Kingdom
Pfizer LLC	Delaware
Pfizer LLC	Russia

NAME	WHERE INCORPORATED
Pfizer Luxco Holdings Sarl	Luxembourg
Pfizer Luxembourg SARL	Luxembourg
Pfizer Manufacturing Belgium N.V.	Belgium
Pfizer Manufacturing Deutschland GmbH	Germany
Pfizer Manufacturing Holdings Coöperatief U.A.	Netherlands
Pfizer Manufacturing Holdings LLC	Delaware
Pfizer Manufacturing Ireland	Ireland
Pfizer Manufacturing LLC	Delaware
Pfizer Manufacturing Services	Ireland
Pfizer Medical Technology Group (Belgium) N.V.	Belgium
Pfizer Mexico, S.A. de C.V.	Mexico
Pfizer Middle East for Pharmaceuticals, Animal Health and Chemicals S.A.E.	Egypt
Pfizer Namibia (Proprietary) Limited	Namibia
Pfizer Netherlands B.V.	Netherlands
Pfizer New Zealand Limited	New Zealand
Pfizer OTC B.V.	Netherlands
Pfizer Overseas LLC	Delaware
Pfizer Oy	Finland
Pfizer Pacific Coöperatief U.A.	Netherlands
Pfizer Pakistan Limited	Pakistan
Pfizer Parke Davis (Thailand) Ltd.	Thailand
Pfizer Pension Trustees (Ireland) Limited	Ireland
Pfizer PGM (S.A.S.)	France
Pfizer PGRD (S.A.S.)	France
Pfizer Pharm Algerie	Algeria
Pfizer Pharma GmbH	Germany
Pfizer Pharma Holdings Cooperatief U.A.	Netherlands
Pfizer Pharma Trade LLC	Egypt
Pfizer Pharmaceutical (Wuxi) Co., Ltd.	People’s Republic of China
Pfizer Pharmaceutical India Pvt. Ltd.	India
Pfizer Pharmaceutical Trading Limited Liability Company (a/k/a Pfizer Kft. or Pfizer LLC)	Hungary
Pfizer Pharmaceuticals B.V.	Netherlands
Pfizer Pharmaceuticals Global Coöperatief U.A.	Netherlands
Pfizer Pharmaceuticals Israel Ltd.	Israel
Pfizer Pharmaceuticals Korea Limited	Korea
Pfizer Pharmaceuticals Limited	Cayman Islands
Pfizer Pharmaceuticals LLC	Delaware
Pfizer Pharmaceuticals Ltd.	People’s Republic of China
Pfizer Pharmaceuticals Tunisie Sarl	Tunisia
Pfizer PHF	Ireland
Pfizer Pigments Inc.	Delaware
Pfizer Polska Sp. z.o.o.	Poland
Pfizer Precision Holdings SARL	Luxembourg
Pfizer Prev—Sociedade de Previdencia Privada	Brazil
Pfizer Private Limited	Malaysia
Pfizer Private Ltd.	Singapore
Pfizer Production LLC	Delaware

NAME	WHERE INCORPORATED
Pfizer Products Inc.	Connecticut
Pfizer Products India Private Limited	India
Pfizer Romania SRL	Romania
Pfizer S.A.	Colombia
Pfizer S.A.	Peru
Pfizer S.G.P.S. Lda.	Portugal
Pfizer S.R.L.	Argentina
Pfizer SA (Belgium)	Belgium
Pfizer Saidal Manufacturing	Algeria
Pfizer Santé Familiale SAS	France
Pfizer Science and Technology Ireland Limited	Ireland
Pfizer Searle Investment Limited	Isle of Jersey
Pfizer Service Company BVBA	Belgium
Pfizer Service Company Ireland	Ireland
Pfizer Services 1 (S.N.C.)	France
Pfizer Services 3 (SNC)	France
Pfizer Services 4 (SNC)	France
Pfizer Services LLC	Delaware
Pfizer Shared Services	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Singapore Trading Pte. Ltd.	Singapore
Pfizer Spain Holdings Coöperatief U.A.	Netherlands
Pfizer Specialities Ghana	Ghana
Pfizer Specialties Limited	Nigeria
Pfizer Sterling Investments Limited	Isle of Jersey
Pfizer Strategic Investment Company Limited	Isle of Jersey
Pfizer Suzhou Animal Health Products Co., Ltd.	People’s Republic of China
Pfizer Suzhou Pharmaceutical Co., Ltd.	People’s Republic of China
Pfizer Trading Polska sp.z.o.o.	Poland
Pfizer Transactions Ireland	Ireland
Pfizer Transactions LLC	Delaware
Pfizer Transactions Luxembourg SARL	Luxembourg
Pfizer Tunisie SA	Tunisia
Pfizer UK Group Limited	United Kingdom
Pfizer Vaccines LLC	Delaware
Pfizer Venezuela, S.A.	Venezuela
Pfizer Warner Lambert Luxembourg SARL	Luxembourg
Pfizer Zona Franca, S.A.	Costa Rica
Pfizer, Inc.	Philippines
Pfizer, S.A.	Costa Rica
Pfizer, S.A. de C.V.	Mexico
Pfizer, S.L.	Spain
Pfizer, spol. s r.o.	Czech Republic
Pharmacia & Upjohn Cambridge Limited	United Kingdom
Pharmacia & Upjohn Company LLC	Delaware
Pharmacia & Upjohn Company, Inc.	Delaware
Pharmacia & Upjohn LLC	Delaware
Pharmacia & Upjohn Trading Corporation	Michigan
Pharmacia & Upjohn, S.A. de C.V.	Mexico

NAME	WHERE INCORPORATED
Pharmacia (South Africa) (Pty) Ltd	South Africa
Pharmacia Africa Ltd.	United Kingdom
Pharmacia Animal Health Limited	United Kingdom
Pharmacia Asia Limited	Hong Kong
Pharmacia B.V.	Netherlands
Pharmacia Brasil Ltda.	Brazil
Pharmacia Corporation	Delaware
Pharmacia de Centroamerica S.A.	Panama
Pharmacia GmbH	Germany
Pharmacia Grupo Pfizer, S.L.	Spain
Pharmacia Hepar Inc.	Delaware
Pharmacia Holding AB	Sweden
Pharmacia Inter-American LLC	Michigan
Pharmacia International B.V.	Netherlands
Pharmacia International Inc.	South Dakota
Pharmacia Ireland	Ireland
Pharmacia Korea Ltd.	Korea
Pharmacia Laboratories Limited	United Kingdom
Pharmacia Limited	United Kingdom
Pharmacia Limited Company	Michigan
Pharmacia Little Island Limited	Ireland
Pharmacia Malaysia Sdn Bhd	Malaysia
Pharmacia Searle Limited	United Kingdom
Pharmacia UK Limited	United Kingdom
PHIVCO Corp.	Delaware
PHIVCO Jersey (Holdco) Limited	Isle of Jersey
PHIVCO Luxembourg SARL	Luxembourg
PowderJect Research Limited	United Kingdom
PowderJect Vaccines, Inc.	Delaware
PowderMed Limited	United Kingdom
PowderMed, Inc.	Delaware
Preve Oy	Finland
ProRe SA	Luxembourg
Prosec (Ireland) Limited	Ireland
Prosec Forsakrings AB (Prosec Insurance Co. Ltd.)	Sweden
PT. Capsugel Indonesia	Indonesia
PT. Fort Dodge Indonesia	Indonesia
PT. Pfizer Indonesia	Indonesia
PT. Wyeth Indonesia	Indonesia
PZR Ltd.	United Kingdom
PZR Property Limited	United Kingdom
Quigley Company, Inc.	New York
Renrall LLC	Wyoming
Rinat Neuroscience Corp.	Delaware
Rivepar	France
RMV Produtos Veterinarios Ltda.	Brazil
Roerig Produtos Farmaceuticos, Lda.	Portugal
Roerig S.A.	Chile
Roerig, S.A.	Venezuela

NAME	WHERE INCORPORATED
Route 24 Holdings, Inc.	Delaware
Salsbury Chemicals Ltd.	United Kingdom
Sao Cristovao Participacoes Ltda.	Brazil
Searle & Co.	Delaware
Searle Laboratorios, Lda.	Portugal
Searle LLC	Nevada
Searle Ltd.	Bermuda
Serenex, Inc.	Delaware
Servicios Corporativos FDAH, S. de R.L. de C.V.	Mexico
Shanghai Wyeth Nutritional Company Limited	People’s Republic of China
Shiley International	California
Shiley LLC	California
Sinergis Farma-Produtos Farmaceuticos, Lda.	Portugal
Site Realty, Inc.	Delaware
Solinor LLC	Delaware
Sugen, Inc.	Delaware
Suzhou Capsugel Ltd.	People’s Republic of China
Synbiotics Corporation	California
Synbiotics Europe S.A.S.	France
Tabor Corporation	Delaware
The Pfizer Incubator LLC	Delaware
The Upjohn Holding Company M LLC	Delaware
The Upjohn Manufacturing Company LLC	Delaware
Thiakis Limited	United Kingdom
Thorney Company	Ireland
Trans-Europe Assurance Limited	Ireland
Trans-Europe Holdings Inc.	Delaware
Upjohn International Holding Company	Delaware
Upjohn Laboratorios Lda.	Portugal
Upjohn Pharmaceuticals Limited	Delaware
Vermont Whey Company	Vermont
Viagra Ltd	United Kingdom
Vicuron Holdings LLC	Delaware
Vicuron Pharmaceuticals Italy S.r.l.	Italy
Vinci Farma, S.A.	Spain
Warner Lambert (UK) Limited	United Kingdom
Warner Lambert Company (M) Sdn Bhd	Malaysia
Warner Lambert del Uruguay S.A.	Uruguay
Warner Lambert Ilac Sanayi ve Ticaret Limited Sirketi	Turkey
Warner Lambert Poland Sp.z.o.o.	Poland
Warner Lambert Zimbabwe (Private) Limited	Zimbabwe
Warner-Lambert (East Africa) Limited	Kenya
Warner-Lambert (Nigeria) Limited	Nigeria
Warner-Lambert (Tanzania), Limited	Tanzania
Warner-Lambert (Thailand) Limited	Thailand
Warner-Lambert Company AG	Switzerland
Warner-Lambert Company LLC	Delaware
Warner-Lambert de El Salvador, S.A. de C.V.	El Salvador
Warner-Lambert de Honduras, Sociedad Anonima	Honduras

NAME	WHERE INCORPORATED
Warner-Lambert de Puerto Rico, Inc.	Puerto Rico
Warner-Lambert Guatemala, Sociedad Anonima	Guatemala
Warner-Lambert Ireland	Ireland
Warner-Lambert Kenya Limited	Kenya
Warner-Lambert Pottery Road Limited	Ireland
Warner-Lambert SA (Pty) Limited	South Africa
Warner-Lambert, S.A.	Delaware
WCH Netherlands East LLC	Delaware
WCH Netherlands West LLC	Delaware
Webster Animal Health (UK) Limited	United Kingdom
Whitehall International Inc.	New York
Whitehall Laboratories Inc.	Delaware
Whitehall Laboratorios S.A.	Uruguay
Whitehall-Robins AG	Switzerland
W-L (Europe)	United Kingdom
W-L (Portugal)	United Kingdom
W-L (Spain)	United Kingdom
WL de Guatemala, Sociedad Anonima	Guatemala
W-L LLC	Delaware
Wyeth (Asia) Limited	Delaware
Wyeth (Far East) Limited	Hong Kong
Wyeth (H.K.) Limited	Hong Kong
Wyeth (Hong Kong) Holding Company Limited	Hong Kong
Wyeth (Malaysia) SDN. BHD.	Malaysia
Wyeth (Shanghai) Trading Company Limited	People’s Republic of China
Wyeth (Singapore) Pte. Ltd.	Singapore
Wyeth (Thailand) Ltd.	Thailand
Wyeth AB	Sweden
Wyeth Advertising Inc.	New York
Wyeth Australia Pty. Limited	Australia
Wyeth Ayerst Inc.	Delaware
Wyeth Ayerst SARL	Luxembourg
Wyeth Consumer Healthcare B.V.	Netherlands
Wyeth Consumer Healthcare Ltd.	Delaware
Wyeth Consumer Healthcare Pty. Limited	Australia
Wyeth Egypt Ltd.	Egypt
Wyeth Egypt Trading Ltd.	Egypt
Wyeth Europa Limited	United Kingdom
Wyeth Farma, S.A.	Spain
Wyeth Holdings Corporation	Maine
Wyeth Ilaclari A.S.	Delaware
Wyeth Industria Farmaceutica Ltda.	Brazil
Wyeth KFT.	Hungary
Wyeth Korea, Inc.	Korea
Wyeth Lederle S.p.A.	Italy
Wyeth Lederle Vaccines S.A.	Belgium
Wyeth Limited	India
Wyeth LLC	Delaware
Wyeth Medica Ireland Limited	Ireland

NAME	WHERE INCORPORATED
Wyeth Nigeria Limited	Nigeria
Wyeth Nutritional (China) Co., Ltd.	People’s Republic of China
Wyeth Nutritionals (Singapore) PTE. LTD.	Singapore
Wyeth Nutritionals Inc.	Delaware
Wyeth OOO	Russia
Wyeth Pakistan Limited	Pakistan
Wyeth Pharmaceutical Co., Ltd.	People’s Republic of China
Wyeth Pharmaceuticals (Singapore) PTE. LTD.	Singapore
Wyeth Pharmaceuticals Central America Services, S.A.	Panama
Wyeth Pharmaceuticals Company	Puerto Rico
Wyeth Pharmaceuticals FZ-LLC	United Arab Emirates
Wyeth Pharmaceuticals Inc.	Delaware
Wyeth Pharmaceuticals India Private Limited	India
Wyeth Pharmaceuticals Limited	Ireland
Wyeth Pharmaceuticals S. de R.L. de C.V.	Mexico
Wyeth Philippines, Inc.	Philippines
Wyeth Puerto Rico, Inc.	Puerto Rico
Wyeth Regional Manufacturing (Singapore) PTE. LTD.	Singapore
Wyeth Research (U.K.) Ltd.	United Kingdom
Wyeth Research Ireland Limited	Ireland
Wyeth S.A. de C.V.	Mexico
Wyeth South Africa (Proprietary) Limited	South Africa
Wyeth Subsidiary Illinois Corporation	Illinois
Wyeth Whitehall Export GmbH	Austria
Wyeth Whitehall SARL	Luxembourg
Wyeth-Ayerst (Asia) Limited	Delaware
Wyeth-Ayerst (China) Limited	Delaware
Wyeth-Ayerst International Inc.	New York
Wyeth-Ayerst Lederle LLC	Puerto Rico
Wyeth-Ayerst Promotions Limited	Delaware
Wyeth-Whitehall Pharmaceuticals LLC	Puerto Rico
Yusafarm D.O.O.	Serbia and Montenegro